     As filed with the Securities and Exchange Commission on July 7, 1999
                                        Registration Statement No. 333-_________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552
                          -----------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                          -----------------------------

                     SECURITY FIRST TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)

                    Delaware                                                         58-2395199
                    --------                                                         ----------
(State or other jurisdiction of incorporation or organization)             (IRS Employer Identification No.)

           3390 Peachtree Road, NE, Suite 1700, Atlanta, Georgia 30326
                    (Address of Principal Executive Offices)
                          -----------------------------

      SECURITY FIRST TECHNOLOGIES CORPORATION EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)
                            -------------------------

                               Robert F. Stockwell
                             Chief Financial Officer
                     Security First Technologies Corporation
                       3390 Peachtree Road, NE, Suite 1700
                             Atlanta, Georgia 30326
                     (Name and address of agent for service)

                                 (404) 812-6780
          (Telephone number, including area code, of agent for service)

                                    COPY TO:

                              Stuart G. Stein, Esq.
                             Hogan & Hartson L.L.P.
                           555 Thirteenth Street, N.W.
                             Washington, D.C. 20004
                                 (202) 637-8575


                           --------------------------

                         CALCULATION OF REGISTRATION FEE

================================================================================================================================
                                                AMOUNT          PROPOSED MAXIMUM         PROPOSED MAXIMUM        AMOUNT OF
                  TITLE OF SECURITIES            TO BE           OFFERING PRICE         AGGREGATE OFFERING      REGISTRATION
                    TO BE REGISTERED          REGISTERED           PER SHARE                  PRICE                 FEE
--------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.01 per share         400,000                $39.50*             $15,800,000.00*        $4,392.40*
================================================================================================================================


* Estimated solely for the purpose of calculating this fee pursuant to Rule 457(c) and (h) under the Securities Act of 1933, as amended, based upon the average of the high and low prices for shares of common stock of Security First Technologies Corporation as reported on The Nasdaq Stock Market's National Market Tier of $39.50 on the basis of June 29, 1999. In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

================================================================================

                                    FORM S-8
                             REGISTRATION STATEMENT


                                     PART I

                INFORMATION REQUIRED IN SECTION 10(a) PROSPECTUS

            The documents containing the information specified in Part I will be sent or given to employees as specified by Rule 428(b)(1) under the Securities Act of 1933. In accordance with the instructions to Part I of Form S-8 as promulgated by the Securities and Exchange Commission, these documents will not be filed with the SEC either as part of this registration statement or as prospectuses or prospectus supplements pursuant to Rule 424 under the Securities Act. These documents and the documents incorporated by reference into this registration statement pursuant to Item 3 of Part II of this registration statement, taken together, constitute the prospectus that meets the requirements of Section 10(a) of the Securities Act.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.                 INCORPORATION OF DOCUMENTS BY REFERENCE.

            Security First Technologies Corporation, which we refer to as S1 or the Registrant, and the Security First Technologies Corporation Employee Stock Purchase Plan, which we refer to as the Plan, hereby incorporate by reference into this registration statement the following documents:

                        (a) The Annual Report on Form 10-K of S1 for the fiscal year ended December 31, 1998, as amended by S1's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998 filed with the SEC on May 14, 1999;

                        (b) All other reports filed by S1 with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 since December 31, 1998; and

                        (c) The description of S1's common stock, par value $0.01 per share contained in S1's Registration Statement on Form 8-A filed with the SEC on September 30, 1998, including any amendment or report filed for the purpose of updating such description.

            In addition, all documents filed by S1 or the Plan subsequent to the date hereof pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part of this registration statement from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference into this registration statement shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained in this registration statement or in any other subsequently filed document which also is or is deemed to be incorporated by reference into this registration statement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 4.                 DESCRIPTION OF SECURITIES.

            Not applicable.


ITEM 5.                 INTERESTS OF NAMED EXPERTS AND COUNSEL.

            Not applicable.


ITEM 6.                 INDEMNIFICATION OF DIRECTORS AND OFFICERS.

            Section 145 of the General Corporation Law of the State of Delaware sets forth certain circumstances under which directors, officers, employees and agents may be indemnified against liability that they may incur in their capacity as such. Section 6 of S1's Amended and Restated Certificate of Incorporation, as amended, provides for indemnification of S1's directors, officers, employees and agents under certain circumstances. Section 6 of S1's Amended and Restated Bylaws provides that S1 may purchase and maintain insurance on behalf of directors, officers, employees or agents. S1 has in effect a policy of liability insurance covering its directors and officers. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of S1 pursuant to the foregoing provisions, or otherwise, S1 has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by S1 of expenses incurred or paid by a director, officer, or controlling person of S1 in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, S1 will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


ITEM 7.                 EXEMPTION FROM REGISTRATION CLAIMED.

            Not applicable.


ITEM 8.                 EXHIBITS.

Exhibit
No.                                Description
---                                -----------

4.1         Amended and Restated Certificate of Incorporation of Security First
            Technologies Corporation ("S1") (filed as Exhibit 1 to S1's
            Registration Statement on Form 8-A filed with the Securities and Exchange Commission (the "SEC") on September 30, 1998 and incorporated herein by reference).

4.2         Certificate of Amendment of Amended and Restated Certificate of
            Incorporation of S1 (filed as Exhibit 4.2 to S1's Registration
            Statement on Form S-8 (File No. 333-82369 filed with the SEC on
            July 7, 1999 and incorporated herein by reference).

4.3         Certificate of Designation for S1's Series B Redeemable Convertible
            Preferred Stock (filed as Exhibit 2 to S1's Registration Statement on Form 8-A filed with the SEC on September 30, 1998 and incorporated herein by reference).

4.4         Certificate of Designation for S1's Series C Redeemable Convertible
            Preferred Stock (filed as Exhibit 3 to S1's Quarterly Report on Form
            10-Q for the quarterly period ending March 31, 1999 and incorporated herein by reference).

4.5         Amended and Restated Bylaws of S1 (filed as Exhibit 3 to S1's
            Registration Statement on Form 8-A filed with the SEC on September
            30, 1998 and incorporated herein by reference).

4.6 Specimen certificate for S1's common stock (filed as Exhibit 4 to S1's Registration Statement on Form 8-A filed with the SEC on
            September 30, 1998 and incorporated herein by reference).

5 Opinion of Hogan & Hartson L.L.P. as to the legality of the securities registered hereunder, including the consent of that firm.

23.1        Consent of Hogan & Hartson L.L.P. (included as part of Exhibit 5).

23.2        Consent of KPMG LLP.

24          Power of Attorney.



ITEM 9.     UNDERTAKINGS.

            (a)         The undersigned Registrant hereby undertakes:

                        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                            (i)     To include any prospectus required by
                                    section 10(a)(3) of the Securities Act;

                            (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                            (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                            (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                            (3)     To remove from registration by means of
                        a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

            (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (c) The undertaking concerning indemnification is set forth under the response to Item 6.

                                   SIGNATURES

            The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on this 7th day of July, 1999.

                     SECURITY FIRST TECHNOLOGIES CORPORATION



                                       By: /s/ ROBERT F. STOCKWELL
                                          -------------------------------------
                                          Robert F. Stockwell
                                          Chief Financial Officer and Treasurer


            Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated below on this 7th day of July, 1999.

            SIGNATURE                                           TITLE
            ---------                                           -----

 /s/ JAMES S. MAHAN, III                                 Chairman, Chief Executive Officer and
------------------------------                           President
James S. Mahan, III                                      (Principal Executive Officer)


 /s/ ROBERT F. STOCKWELL                                 Chief Financial Officer and
------------------------------                           Treasurer
Robert F. Stockwell                                      (Principal Financial Officer
                                                         and Principal Accounting
                                                         Officer)


 /s/ ROBERT W. COPELAN *                                 Director
------------------------------
Robert W. Copelan

 /s/ DORSEY R. GARDNER *                                 Director
------------------------------
Dorsey R. Gardner

                                                         Director
------------------------------
Joseph S. McCall

 /s/ HOWARD J. RUNNION, JR. *                            Director
------------------------------
Howard J. Runnion, Jr.

* By     /s/ ROBERT F. STOCKWELL
         --------------------------
         Robert F. Stockwell
         pursuant to Power of Attorney

            The Plan. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on this 7th day of July, 1999.

                            SECURITY FIRST TECHNOLOGIES CORPORATION
                            EMPLOYEE STOCK PURCHASE PLAN



                                     By:  /s/ ROBERT F. STOCKWELL
                                        -------------------------
                                          Robert F. Stockwell
                                          on behalf of the
                                          Security First Technologies
                                           Corporation
                                          Employee Stock Purchase Plan

                                  EXHIBIT INDEX

Exhibit
No.                                     Description
---                                     -----------
4.1         Amended and Restated Certificate of Incorporation of Security First
            Technologies Corporation ("S1") (filed as Exhibit 1 to S1's
            Registration Statement on Form 8-A filed with the Securities and
            Exchange Commission (the "SEC") on September 30, 1998 and
            incorporated herein by reference).

4.2         Certificate of Amendment of Amended and Restated Certificate of
            Incorporation of S1 (filed as Exhibit 4.2 to S1's Registration
            Statement on Form S-8 (File No. 333-82369 filed with the SEC on
            July 7, 1999 and incorporated herein by reference).

4.3         Certificate of Designation for S1's Series B Redeemable Convertible
            Preferred Stock (filed as Exhibit 2 to S1's Registration Statement on Form 8-A filed with the SEC on September 30, 1998 and incorporated herein by reference).

4.4         Certificate of Designation for S1's Series C Redeemable Convertible
            Preferred Stock (filed as Exhibit 3 to S1's Quarterly Report on Form
            10-Q for the quarterly period ending March 31, 1999 and incorporated herein by reference).

4.5         Amended and Restated Bylaws of S1 (filed as Exhibit 3 to S1's
            Registration Statement on Form 8-A filed with the SEC on September
            30, 1998 and incorporated herein by reference).

4.6 Specimen certificate for S1's common stock (filed as Exhibit 4 to S1's Registration Statement on Form 8-A filed with the SEC on
            September 30, 1998 and incorporated herein by reference).

5 Opinion of Hogan & Hartson L.L.P. as to the legality of the securities registered hereunder, including the consent of that firm.

23.1        Consent of Hogan & Hartson L.L.P. (included as part of Exhibit 5).

23.2        Consent of KPMG LLP.

24          Power of Attorney.